Exhibit 10.1
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND
SECURITY AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of the 26th day of April, 2010, by and among ARGAN, INC., a corporation organized and in good standing under the laws of the State of Delaware (“Argan”), SOUTHERN MARYLAND CABLE, INC., a corporation organized and in good standing under the laws of the State of Delaware, VITARICH LABORATORIES, INC., a corporation organized and in good standing under the laws of the State of Delaware, GEMMA POWER, INC., a corporation organized and in good standing under the laws of the State of Connecticut, GEMMA POWER SYSTEMS CALIFORNIA, INC., a corporation organized and in good standing under the laws of the State of California, GEMMA POWER SYSTEMS, LLC, a limited liability company organized and in good standing under the laws of the state of Connecticut (“Gemma”), and GEMMA POWER HARTFORD, LLC, a limited liability company organized and in good standing under the laws of the State of Connecticut, jointly and severally (each a “Borrower”; and collectively, the “Borrowers”), and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”).
RECITALS
A. Borrowers and Lender are parties to a Second Amended and Restated Financing and Security Agreement dated as of December 11, 2006 (the same, as amended, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”).
B. The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the Loans.
C. Borrowers have requested that the Lender extend the Revolving Credit Expiration Date and amend the Financing Agreement and Lender has agreed to do so, on the condition, among others, that this Agreement be executed.
AGREEMENTS
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:
1. Recitals. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2. Revised Definition. The definitions of the following terms set forth in Section 1.1 of the Financing Agreement are amended and restated in their entirety as follows:
“Financing Documents” means at any time collectively this Agreement, the Notes, the Security Documents, the Letter of Credit Documents, the Guaranty and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any Borrower, any Guarantor, and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Facilities, any Guaranty, and/or any of the Obligations.
“Permitted Uses” means with respect to the (a) Revolving Loan, the payment of expenses incurred in the ordinary course of any Borrower’s business and for general working capital purposes, including loans or advances to the Guarantor, (b) Acquisition Loan, to finance a portion of the Acquisition and (c) Letter of Credit to support issuance of bonding to Travelers.
“Revolving Credit Expiration Date” means May 31, 2011.
3. Additional Definitions. Section 1.1 of the Financing Agreement is hereby amended by adding the following definitions:
“Guarantor” means Gemma Renewable Power, LLC and its successors and assigns.
“Guaranty” means that certain Guaranty of Payment Agreement for the benefit of the Lender dated April 26, 2010 from Guarantor, as the same may from time to time be amended, restated, supplemented or otherwise modified.
“Security Agreement” means that certain Security Agreement by Guarantor in favor of Lender dated April 26, 2010, as the same may from time to time be amended, restated, supplemented or otherwise modified.
4. Revolving Credit Unused Line Fee. Section 2.1.7 of the Financing Agreement is hereby amended and restated in its entirety as follows:
“2.1.7 Revolving Credit Unused Line Fee.
The Borrowers shall pay to the Lender a revolving credit facility fee (collectively, the “Revolving Credit Unused Line Fees” and individually, a “Revolving Credit Unused Line Fee”) in an amount equal to one half of one percent (.50%) per annum of the average daily unused and undisbursed portion of the Revolving Credit Committed Amount in effect from time to time accruing during each month. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid by the Borrowers to the Lender monthly in arrears on the last day of each month, commencing on June 30, 2010 and on the Revolving Credit Termination Date.”
5. Consent. The Lender hereby consents to Argan’s guaranty of certain obligations of the Guarantor pursuant to that Certain Contractor Parent Guaranty by Argan, to and for the benefit of Vantage Wind Energy LLC, dated January 22, 2010 (the “Contractor Parent Guaranty”). In addition, notwithstanding anything contained in any of the Financing Documents to the contrary, the Lender agrees that the proceeds of the Revolving Loan may be loaned and advanced by the Borrowers to the Guarantor for general working capital purposes of the Guarantor. The Lender’s consent to the Contractor Parent Guaranty shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of any Financing Document.

6. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.
7. Representations. Each Borrower hereby represents and warrants that:
(a) Borrowers have the power and authority to execute and deliver this Agreement and perform their respective obligations hereunder and have taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement.
(b) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms;
(c) Except for those representations and warranties which relate to a specific date, all of Borrower’s representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of each Borrower’s execution of this Agreement and the Borrowers have performed or observed all of the terms, covenants, conditions and obligations of the Financing Agreement and the other Financing Documents, which are required to be performed or observed by any or all of them on or prior to the date hereof;
(d) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender; and
8. Conditions Precedent. The agreements of the Lender under this Agreement are subject to the following conditions precedent:
(a) The Fifth Amended and Restated Revolving Credit Note (the “Replacement Revolving Note”) issued and delivered by the Borrowers in the form of EXHIBIT A attached hereto and incorporated herein by reference, payable to the order of the Bank in the maximum principal amount of four million two hundred fifty thousand dollars ($4,250,000);
(b) A fully executed Guaranty of Payment Agreement dated of even date herewith, by Guarantor for the benefit of Lender;

(c) A fully executed Security Agreement dated of even date herewith, by Guarantor in favor of Lender;
(d) A fully executed certificate by Guarantor authorizing the execution, delivery and performance of the Guaranty and Security Agreement;
(e) All documents and instruments (including, without limitation, UCC financing statements and UCC termination statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected first Lien in the Collateral, in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, along with such evidence as the Lender may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full, and evidence in form satisfactory to Lender that such liens constitute valid and perfected security interests and liens, and that there are no other Liens upon any Collateral.
(f) The Lender shall have received for each Borrower a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of formation of the Borrower;
(g) The Lender shall have received for Guarantor:
i. true and complete copies of the Guarantor’s organizational and governing documents and all amendments thereto;
ii. true and complete copies of the resolutions of the Guarantor authorizing the execution, delivery and performance of the Financing Documents to which the Guarantor is a party and the granting of the Liens contemplated by any of the Financing Documents to which the Guarantor is a party;
iii. the incumbency, authority and signatures of the officers of the Guarantor authorized to sign the Guaranty and all other Financing Documents to which the Guarantor is a party; and
iv. a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of formation of the Guarantor.
(h) Payment of the fees described in Paragraph 9 of this Agreement, together with the Lender’s legal fees and expenses; and
(i) Such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary.

9. Fees and Expenses. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges.
10. Financing Documents; Governing Law; Etc. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
11. Acknowledgments. The Borrowers acknowledge and warrant that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Documents and the Obligations, each Borrower hereby waiving and releasing any claims to the contrary. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby or other Financing Documents. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.
In addition, each Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of each Borrower under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement.
12. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

Borrowers:

WITNESS/ATTEST:	ARGAN, INC.

/s/ Sherolyn Nanson	By:	/s/ Rainer Bosselmann Rainer Bosselmann	(Seal)
Chairman of the Board and President

WITNESS/ATTEST:	SOUTHERN MARYLAND CABLE, INC.

/s/ Sherolyn Nanson	By:	/s/ Arthur Trudel	(Seal)

Arthur Trudel
Vice President and Treasurer

WITNESS/ATTEST:	VITARICH LABORATORIES, INC.

/s/ Sherolyn Nanson	By:	/s/ Arthur Trudel	(Seal)

Arthur Trudel
Vice President and Treasurer

WITNESS/ATTEST:	GEMMA POWER, INC.

/s/ Sherolyn Nanson	By:	/s/ Arthur Trudel	(Seal)

Arthur Trudel
Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER SYSTEMS CALIFORNIA, INC.

/s/ Sherolyn Nanson	By:	/s/ Arthur Trudel	(Seal)

Arthur Trudel
Chief Financial Officer
Signature Page to Third Amendment to Second Amended and Restated Financing Agreement

WITNESS/ATTEST:	GEMMA POWER SYSTEMS, LLC

/s/ John Gorzkowski	By:	/s/ William F. Griffin, Jr. William F. Griffin, Jr. Manager	(Seal)

WITNESS/ATTEST:	GEMMA POWER HARTFORD, LLC

/s/ John Gorzkowski	By:	/s/ William F. Griffin, Jr. William F. Griffin, Jr. Manager	(Seal)
Signature Page to Third Amendment to Second Amended and Restated Financing Agreement

Lender:

WITNESS:	BANK OF AMERICA, N.A.

/s/ A.C. Burns	By:	/s/ Michael J. Radcliffe Name: Michael J. Radcliffe	(Seal)
Title: Senior Vice President
Signature Page to Third Amendment to Second Amended and Restated Financing Agreement

AGREEMENT OF GUARANTOR
The undersigned is the “Guarantor” under a Guaranty of Payment Agreement, dated April 26, 2010 (as amended, modified, substituted, extended and renewed from time to time, the “Guaranty”), in favor of the Lender. In order to induce the Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Borrowers under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.
WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS/ATTEST:	GEMMA RENEWABLE POWER, LLC

/s/ Michele Suttile	By:	/s/ William Carter	(SEAL)

Michele Suttile		William Carter, President
Signature Page to Third Amendment to Second Amended and Restated Financing Agreement

EXHIBIT A